UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2022
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Tandem Diabetes Care, Inc.
(Exact name of registrant as specified in its charter)
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Delaware		001-36189	20-4327508
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)
11075 Roselle Street			92121
San Diego	California		(Zip Code)
(Address of principal executive offices)
 Registrant’s telephone number, including area code: (858) 366-6900
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Symbol	Name of Exchange on Which Registered
Common Stock, par value $0.001 per share	TNDM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 25, 2022, Tandem Diabetes Care, Inc. (the “Company”) held a virtual Annual Meeting of Stockholders (the “Annual Meeting”). There were 63,939,108 shares of the Company’s common stock (“Common Stock”) outstanding on March 29, 2022, the record date for the Annual Meeting. At the Annual Meeting, 57,273,934 shares of Common Stock were present virtually or represented by proxy.

The following tables set forth the final results of the voting for the matters voted upon at the Annual Meeting. These matters are described in more detail in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission (the "SEC") on April 13, 2022 (the “Proxy Statement”).

Proposal 1: The election of two Class III directors to serve either a one-year term to expire at the 2023 annual meeting of stockholders or a three-year term to expire at the 2025 annual meeting of stockholders. The stockholders elected the two Class III directors by the following votes:

Name of Director	For	Against	Abstain	Broker Non-Votes
Peyton R. Howell	52,173,681	598,147	24,915	4,477,191
John F. Sheridan	51,794,146	977,941	24,656	4,477,191

Proposal 2: To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to provide for the annual election of directors and the phased elimination of the classified board structure. The proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
52,752,267	29,545	14,931	4,477,191

Proposal 3: To approve, on a non-binding, advisory basis, the compensation of the Company's named executive officers as described in the Proxy Statement. The proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
51,930,214	815,070	51,459	4,477,191

Proposal 4: The ratification of the appointment of Ernst & Young LLP to serve as the Company's independent registered public accountant for the year ending December 31, 2022. The proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
55,953,312	1,298,596	22,026	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tandem Diabetes Care, Inc.

By:	/s/ Shannon M. Hansen
Shannon M. Hansen
Senior Vice President, General Counsel, Corporate Secretary & Chief Compliance Officer
Date: May 27, 2022